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                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is made and entered into as of March 2, 2005, by and among Genesis HealthCare Corporation, a Pennsylvania corporation (the "COMPANY"), the Guarantors (as defined below) and Wachovia Capital Markets LLC, on behalf of the several initial purchasers named in Schedule I (the "INITIAL PURCHASERS") to that certain Purchase Agreement, dated as of February 24, 2005 (the "PURCHASE AGREEMENT") among the Company, the Guarantors and the Initial Purchasers.

      In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company and the Guarantors have agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

      The Company agrees with the Initial Purchasers (i) for their benefit as Initial Purchasers and (ii) for the benefit of the beneficial owners (including the Initial Purchasers) from time to time of the Debentures (as defined below) and the beneficial owners from time to time of the Underlying Common Stock , if any (as defined below) issued upon conversion of the Debentures (each of the foregoing a "HOLDER" and together the "HOLDERS"), as follows:

      Section 1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

      "ADDITIONAL AMOUNTS" has the meaning set forth in Section 2(e) hereof.

      "ADDITIONAL AMOUNTS ACCRUAL PERIOD" has the meaning set forth in Section 2(e) hereof.

      "ADDITIONAL AMOUNTS PAYMENT DATE" means each interest payment date under the Indenture in the case of Debentures, and each May 15 and November 15 in the case of the Underlying Common Stock, if any.

      "AFFILIATE" means with respect to any specified person, an "affiliate," as defined in Rule 144, of such person.

      "AMENDMENT EFFECTIVENESS DEADLINE DATE" has the meaning set forth in
Section 2(d) hereof.

      "APPLICABLE CONVERSION PRICE" means, as of any date of determination, $1,000 divided by the Conversion Rate then in effect as of the date of determination or, if no Debentures are then outstanding, the Conversion Rate that would be in effect were Debentures then outstanding.

      "BUSINESS DAY" has the meaning set forth in the Indenture.

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      "COMMON STOCK" means the shares of common stock, par value $0.01 per share, of the Company and any other shares of capital stock as may constitute "COMMON STOCK" for purposes of the Indenture, including the Underlying Common Stock, if any.

      "CONVERSION RATE" has the meaning assigned to such term in the Indenture.

      "DEBENTURES" means the 2.5% Convertible Senior Subordinated Debentures due 2025 of the Company to be purchased pursuant to the Purchase Agreement.

      "EFFECTIVENESS DEADLINE DATE" has the meaning set forth in Section 2(a) hereof.

      "EFFECTIVENESS PERIOD" means a period (subject to extension pursuant to Section 3(i) hereof ) commencing on the first date that a Shelf Registration Statement is declared effective under the Securities Act hereof and ending when each of the Registrable Securities covered by the Shelf Registration Statement ceases to be a Registrable Security.

      "EVENT" has the meaning set forth in Section 2(e) hereof.

      "EVENT DATE" has the meaning set forth in Section 2(d) hereof.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

      "FILING DEADLINE DATE" has the meaning set forth in Section 2(a) hereof.

      "GUARANTORS" means all of the domestic subsidiaries of the Company that are signatories hereto and all of the direct and indirect future domestic subsidiaries of the Company who execute a supplemental indenture in order to become Guarantors in accordance with the terms of the Indenture.

      "GUARANTEES" means the full and unconditional unsecured senior subordinated guarantees by the Guarantors of the Debentures in accordance with the terms of the Indenture.

      "INDENTURE" means the Indenture, dated as of March 2, 2005, among the Company, the Guarantors and The Bank of New York, as trustee, pursuant to which the Debentures are being issued.

      "INITIAL PURCHASERS" has the meaning set forth in the preamble hereto.

      "INITIAL SHELF REGISTRATION STATEMENT" has the meaning set forth in
Section 2(a) hereof.

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      "ISSUE DATE" means the first date of original issuance of the Debentures.

      "MATERIAL EVENT" has the meaning set forth in Section 3(i) hereof.

      "NOTICE AND QUESTIONNAIRE" means a written notice and questionnaire delivered to the Company substantially in the form of and containing the information called for by the Selling Securityholder Notice and Questionnaire attached as Annex A to the Offering Memorandum dated February 24, 2005 relating to the Debentures.

      "NOTICE HOLDER" means, on any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date, so long as all of their Registrable Securities that have been registered for resale pursuant to a Notice and Questionnaire have not been sold in accordance with a Shelf Registration Statement.

      "PROSPECTUS" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 415 promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

      "PURCHASE AGREEMENT" has the meaning set forth in the preamble hereof.

      "RECORD HOLDER" means (i) with respect to any Additional Amounts Payment Date relating to any Debentures as to which any such Additional Amounts have accrued, the holder of record of such Debentures on the record date with respect to the interest payment date under the Indenture on which such Additional Amounts Payment Date shall occur and (ii) with respect to any Additional Amounts Payment Date relating to the Underlying Common Stock as to which any such Additional Amounts have accrued, the registered holder of such Underlying Common Stock fifteen (15) days prior to such Additional Amounts Payment Date.

      "REGISTRABLE SECURITIES" means (a) the Debentures, including the Guarantees, until the earliest of (i) their effective registration under the Securities Act and resale in accordance with the Shelf Registration Statement,
(ii) expiration of the holding period that would be applicable to such securities under Rule 144(k), or (iii) the date on which all such securities have been converted or otherwise cease to be outstanding; and (b) the Underlying Common Stock, if any, and any securities into or for which such Underlying Common Stock, if any, has been converted, and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security, the earliest of (i) its effective registration under the Securities Act and resale in accordance with the Shelf Registration Statement,
(ii) expiration of the holding period that

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would be applicable to such security under Rule 144(k), (iii) the date on which all such securities are fully transferable by persons who are not Affiliates of the Company without registration under the Securities Act, or (iv) the date on which all such securities cease to be outstanding.

      "REGISTRATION EXPENSES" has the meaning set forth in Section 5 hereof.

      "REGISTRATION STATEMENT" means any registration statement of the Company and the Guarantors that covers the Registrable Securities pursuant to the provisions of this Agreement including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

      "RULE 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

      "RULE 144(k)" means Rule 144(k) under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

      "RULE 144A" means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

      "SEC" means the Securities and Exchange Commission.

      "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

      "SHELF REGISTRATION STATEMENT" has the meaning set forth in Section 2(a) hereof.

      "SUBSEQUENT SHELF REGISTRATION STATEMENT" has the meaning set forth in
Section 2(b) hereof.

      "SUSPENSION NOTICE" has the meaning set forth in Section 3(i) hereof.

      "SUSPENSION PERIOD" has the meaning set forth in Section 3(i) hereof.

      "TIA" means the Trust Indenture Act of 1939, as amended.

      "TRUSTEE" means The Bank of New York, the Trustee under the Indenture.

      "UNDERLYING COMMON STOCK" means the Common Stock, if any, into which the Debentures are convertible or issued upon any such conversion.

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      Section 2. Shelf Registration. (a) The Company and the Guarantors shall prepare and file or cause to be prepared and filed with the SEC, as soon as practicable but in any event by the date (the "FILING DEADLINE DATE") that is one hundred twenty (120) days after the Issue Date, a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a "SHELF REGISTRATION STATEMENT") registering all of the Registrable Securities (the "INITIAL SHELF REGISTRATION STATEMENT"). The Initial Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities. The Company and the Guarantors shall use their commercially reasonable efforts to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act as promptly as is practicable but in any event by the date (the "EFFECTIVENESS DEADLINE DATE") that is one hundred eighty (180) days after the Issue Date, and to keep the Initial Shelf Registration Statement (or any Subsequent Shelf Registration Statement) continuously effective under the Securities Act until the expiration of the Effectiveness Period. At the time the Initial Shelf Registration Statement is declared effective, each Holder that became a Notice Holder on or prior to the date that is ten (10) Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as, and to the extent necessary, to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.

      (b) If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period, the Company and the Guarantors shall use their commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within forty-five
(45) days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a "SUBSEQUENT SHELF REGISTRATION STATEMENT"). If a Subsequent Shelf Registration Statement is filed, the Company and the Guarantors shall use their commercially reasonable efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep such Shelf Registration Statement (or subsequent Shelf Registration Statement) continuously effective until the end of the Effectiveness Period.

      (c) The Company and the Guarantors shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company and the Guarantors for such Shelf Registration Statement, if required by the Securities Act or as reasonably requested by the Initial Purchasers or by the Trustee on behalf of the Holders of a majority of the Registrable Securities covered by such Shelf Registration Statement.

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      (d) Each Holder of Registrable Securities agrees that if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(d) and Section 3(i). Each Holder of Registrable Securities wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a completed and executed Notice and Questionnaire to the Company prior to any attempted or actual distribution of Registrable Securities under the Shelf Registration Statement; provided that Holders of Registrable Securities shall have at least twenty (20) Business Days from the date on which the Notice and Questionnaire is first sent to such Holders by the Company to complete and return the Notice and Questionnaire to the Company. From and after the date the Initial Shelf Registration Statement is declared effective, the Company and the Guarantors shall, as promptly as practicable after the date a Notice and Questionnaire is delivered, and in any event within the later of (x) twenty (20) Business Days after such date or (y) the expiration of any Suspension Period (1) in effect when the Notice and Questionnaire is delivered or (2) put into effect within five (5) Business Days of such delivery date, (i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or, if required by applicable law, prepare and file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company and the Guarantors shall file a post-effective amendment to the Shelf Registration Statement, use their commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the "AMENDMENT EFFECTIVENESS DEADLINE DATE") that is sixty (60) days after the date such post-effective amendment is required by this clause to be filed; (ii) provide such Holder a reasonable number of copies of any documents filed pursuant to Section 2(d)(i); and (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(d) (i); provided that if such Notice and Questionnaire is delivered during a Suspension Period, or a Suspension Period is put into effect within five (5) Business Days after such delivery date, the Company and the Guarantors shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Suspension Period in accordance with Section 3(i); provided further that if under applicable law, the Company and the Guarantors have more than one option as to the type or manner of making any such filing, the Company and the Guarantors shall make the required filing or filings in the manner or of a type that is reasonably expected to result in the earliest availability of the Prospectus for Registrable Securities; provided further that the Company and the Guarantors shall not be obligated to file more than two such post-effective

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amendments during any calendar quarter or more than four such post-effective amendments during any calendar year. Notwithstanding anything contained herein to the contrary, the Company and the Guarantors shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Shelf Registration Statement or related Prospectus; provided, however, that any Holder that becomes a Notice Holder pursuant to the provisions of this Section 2(d) (whether or not such Holder was a Notice Holder at the time the Shelf Registration Statement was declared effective) shall be named as a selling securityholder in the Shelf Registration Statement or related Prospectus in accordance with the requirements of this Section 2(d).

      (e) The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if (i) the Initial Shelf Registration Statement has not been filed on or prior to the Filing Deadline Date, (ii) the Initial Shelf Registration Statement has not been declared effective under the Securities Act on or prior to the Effectiveness Deadline Date, (iii) the Initial Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) or usable for the Registrable Securities for a period of time (including any Suspension Period) which shall exceed forty-five (45) days in the aggregate in any three
(3) month period or ninety (90) days in the aggregate in any twelve (12) month period, (iv) the Company and the Guarantors have failed to perform their respective obligations as set forth in Section 2(b) or Section 2(d)(i) within the time periods required therein, (v) a post-effective amendment to a Shelf Registration Statement filed pursuant to Section 2(d)(i) has not become effective under the Securities Act on or prior to the Amendment Effectiveness Deadline Date or (vi) the aggregate duration of Suspension Periods in any period exceeds the number of days permitted in respect of such period pursuant to
Section 3(i) hereof (each of the events of a type described in any of the foregoing clauses (i) through (vi) are individually referred to herein as an "EVENT," and the Filing Deadline Date in the case of clause (i), the Effectiveness Deadline Date in the case of clause (ii), the date on which the duration of the ineffectiveness or unusability of the Initial Shelf Registration Statement in any period exceeds the number of days permitted by clause (iii) hereof in the case of clause (iii), the date by which the Company and the Guarantors are required to perform their respective obligations under Section 2(b) or Section 2(d)(i) in the case of clause (iv), the Amendment Effectiveness Deadline Date in the case of clause (v), and the date on which the aggregate duration of Suspension Periods in any period exceeds the number of days permitted by Section 3(i) in the case of clause (vi), being referred to herein as an "EVENT DATE"). Events shall be deemed to continue until the following dates with respect to the respective types of Events: the date the Initial Shelf Registration Statement is filed in the case of an Event of the type described in clause (i), the date the Initial Shelf Registration Statement is declared effective under the Securities Act in the case of an Event of the type described in clause (ii), the date the Initial Shelf Registration Statement becomes effective or usable again in the case of an Event of the type described in clause (iii), the date

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the Company and the Guarantors perform their obligations set forth in Section
2(d)(i) in the case of clause (iv), the date the applicable post-effective amendment to a Shelf Registration Statement becomes effective under the Securities Act in the case of clause (v), and termination of the Suspension Period that caused the limit on the aggregate duration of Suspension Periods to be exceeded in the case of clause (vi).

      Accordingly, commencing on (and including) any Event Date and ending on (but excluding) the next date on which there are no Events that have occurred and are continuing (an "ADDITIONAL AMOUNTS ACCRUAL PERIOD"), the Company and the Guarantors agree to pay, as additional interest and not as a penalty, an amount (the "ADDITIONAL AMOUNTS") at the rate described below, payable periodically on each Additional Amounts Payment Date to Record Holders of Debentures that are Registrable Securities, to the extent of, for each such Additional Amounts Payment Date, accrued and unpaid Additional Amounts to (but excluding) such Additional Amounts Payment Date (or, if the Additional Amounts Accrual Period shall have ended prior to such Additional Amounts Payment Date, the date of the end of the Additional Amounts Accrual Period); provided that any Additional Amounts accrued with respect to any Debenture or portion thereof called for redemption on a redemption date or converted on a conversion date prior to the Additional Amounts Payment Date, shall, in any such event, be paid instead to the Holder who submitted such Debenture or portion thereof for redemption or conversion on the applicable redemption date or conversion date, as the case may be, on such date (or promptly following the conversion date, in the case of conversion). The Additional Amounts shall accrue at a rate per annum equal to one-quarter of one percent (0.25%) for the first 45 day period from an Event Date, and thereafter at a rate equal to one-half of one percent (0.5%) of the principal amount of such Debentures determined as of the Business Day immediately preceding the next Additional Amounts Payment Date; provided that if a Record Holder of a Debenture converts such Debenture on any date when the Company and the Guarantors are required to pay Additional Amounts, such Record Holder will not be entitled to receive such Additional Amounts but instead the applicable Conversion Rate will be increased pursuant to the terms of the Indenture. The rate of accrual of the Additional Amounts with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Events. Following the cure of all Events requiring the payment by the Company and the Guarantors of Additional Amounts to the Holders of Registrable Securities pursuant to this Section, the accrual of Additional Amounts shall cease (without in any way limiting the effect of any subsequent Event requiring the payment of Additional Amounts by the Company and the Guarantors).

      The Trustee shall be entitled, on behalf of Holders of Debentures and Guarantees, to seek any available remedy for the enforcement of this Agreement, including for the payment of any Additional Amounts. Notwithstanding the foregoing, the parties agree that the sole damages payable for a violation of the

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terms of this Agreement with respect to which Additional Amounts is expressly provided shall be such Additional Amounts.

      All of the respective obligations of the Company and the Guarantors set forth in this Section 2(d) that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such securities have been satisfied in full (notwithstanding termination of this Agreement pursuant to Section 8(k)).

      The parties hereto agree that the Additional Amounts provided for in this
Section 2(e) constitute a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities by reason of the failure of the Shelf Registration Statement to be filed or declared effective or available for the Registrable Securities in accordance with the provisions hereof. Any Additional Amounts payable hereunder shall be subject to the subordination provisions set forth in Article 4 of the Indenture.

      Section 3. Registration Procedures. In connection with the registration obligations of the Company and the Guarantors under Section 2 hereof, the Company and the Guarantors shall:

      (a) Prepare and file with the SEC a Shelf Registration Statement or Shelf Registration Statements on Form S-3 or any other appropriate form under the Securities Act available for the sale of the Registrable Securities, and use their commercially reasonable efforts to cause each such Shelf Registration Statement to become effective and remain effective as provided herein; provided that before filing any Shelf Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, the Company and the Guarantors shall furnish to the Initial Purchasers and counsel for the Holders and for the Initial Purchasers (or, if applicable, a single separate counsel for the Holders) copies of all such documents proposed to be filed (other than documents filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act that are deemed incorporated by reference in such Shelf Registration Statement or Prospectus) and use their commercially reasonable efforts to reflect in each such document when so filed with the SEC such comments as such counsel reasonably shall propose within three (3) Business Days of the delivery of such copies to the Initial Purchasers and such counsel.

      (b) Subject to Section 3(i), prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement continuously effective until the expiration of the Effectiveness Period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use their commercially reasonable efforts to comply with the provisions of the Securities Act applicable to them with respect

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to all securities covered by such Shelf Registration Statement during the
Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented.

      (c) As promptly as practicable give notice to the Notice Holders, the Initial Purchasers and counsel for the Holders and for the Initial Purchasers (or, if applicable, a single separate counsel for the Holders) (i) when any Prospectus, Prospectus supplement, Shelf Registration Statement or post-effective amendment to a Shelf Registration Statement has been filed with the SEC and, with respect to a Shelf Registration Statement or any post-effective amendment, when the same has been declared effective, (ii) of any request, following the effectiveness of the Initial Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to any Shelf Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company or any of the Guarantors of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) after the effective date of any Shelf Registration Statement filed pursuant to this Agreement of the occurrence of (but not the nature of or details concerning) a Material Event and
(vi) of the determination by the Company or any of the Guarantors that a post-effective amendment to a Shelf Registration Statement will be filed with the SEC, which notice may, at the discretion of the Company or such Guarantor (or as required pursuant to Section 3(i)), state that it constitutes a Suspension Notice, in which event the provisions of Section 3(i) shall apply.

      (d) Use their commercially reasonable efforts to prevent the issuance of, and, if issued, to obtain the withdrawal of any order suspending the effectiveness of a Shelf Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case as soon as practicable, and provide prompt notice to each Notice Holder and the Initial Purchasers of the withdrawal of any such order.

      (e) If requested by the Initial Purchasers or a majority of the Notice Holders, as promptly as practicable incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement such information as the Initial Purchasers, such Notice Holders or counsel for the Holders and for the Initial Purchasers (or, if applicable, a single separate counsel for the Holders) shall determine to be required to be included therein by applicable law and make any required filings of such Prospectus supplement or such post-effective amendment; provided that the Company and the Guarantors shall not be required

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to take any actions under this Section 3(e) that, in the written opinion of counsel for the Company and the Guarantors, are not in compliance with applicable law.

      (f) As promptly as practicable furnish to each Notice Holder, counsel for the Holders and for the Initial Purchasers (or, if applicable, a single separate counsel for the Holders) and the Initial Purchasers, without charge, at least one (1) conformed copy of the Shelf Registration Statement and any amendment thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing to the Company and the Guarantors by such Notice Holder, such counsel or the Initial Purchasers).

      (g) During the Effectiveness Period, deliver to each Notice Holder, counsel for the Holders and for the Initial Purchasers (or, if applicable, a single separate counsel for the Holders) and the Initial Purchasers, in connection with any sale of Registrable Securities pursuant to a Shelf Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder and the Initial Purchasers may reasonably request; and the Company and the Guarantors hereby consent (except during such periods that a Suspension Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder, in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

      (h) Prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, use their commercially reasonable efforts to register or qualify or cooperate with the Notice Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder or other Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, use their commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Shelf Registration Statement and the related Prospectus; provided that none of the Company or the Guarantors will be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

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      (i) Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact as a result of which any Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development (a "MATERIAL EVENT") that, in the reasonable discretion of the Company and the Guarantors, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus, (i) in the case of clause (B) or (C) above, subject to the ability of the Company and the Guarantors to impose a Suspension Period in accordance with this Section 3(i), as promptly as practicable, prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Shelf Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Shelf Registration Statement and Prospectus so that such Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that the Company and the Guarantors may rely on information provided by each Notice Holder with respect to such Notice Holder), as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Shelf Registration Statement, subject to the next sentence, use their commercially reasonable efforts to cause it to be declared effective as promptly as is practicable, and
(ii) give notice to the Notice Holders and counsel for the Holders and for the Initial Purchasers (or, if applicable, a single separate counsel for the Holders) that the availability of the Shelf Registration Statement is suspended (a "SUSPENSION NOTICE") and, upon receipt of any Suspension Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to such Shelf Registration Statement until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company and the Guarantors that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company and the Guarantors will use their commercially reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause
(A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the reasonable judgment of the Company and the Guarantors, the Shelf Registration Statement does not contain any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus does not contain any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (z) in the case of clause (C) above, as soon as, in the reasonable discretion of the Company and the Guarantors, such suspension is no longer appropriate. The period during which the availability of the Shelf Registration Statement and any Prospectus may be suspended (the "SUSPENSION PERIOD") without the Company and the Guarantors incurring any obligation to pay Additional Amounts pursuant to Section 2(d) shall not exceed forty-five (45) days in any three (3) month period and ninety (90) days in any twelve (12) month period; provided, that any days on which the ability of Holders to use the Shelf Registration Statement in connection with the Registrable Securities is prevented or restricted as a result of the filing of a post-effective amendment to the Shelf Registration Statement shall not count towards the calculation of the 45 and 90 day periods described above if the post-effective amendment is made either for the sole purpose of naming additional Holders as selling securityholders or to include information reasonably requested by a managing underwriter if an underwritten offering of Registrable Securities is conducted under this Agreement. The Effectiveness Period shall be extended by the number of days from and including the date of the giving of the Suspension Notice to and including the date on which the Notice Holder received copies of the supplemented or amended Prospectus provided in clause (i) above, or the date on which it is advised in writing by the Company and the Guarantors that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

      (j) Upon written request in connection with a proposed disposition of Registrable Securities pursuant to the Shelf Registration Statement, use their commercially reasonable efforts to make available for inspection during normal business hours by representatives for the Notice Holders of such Registrable Securities, and any broker-dealers, attorneys and accountants retained by such Notice Holders, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, including the Guarantors, and cause the appropriate officers, directors and employees of the Company and its subsidiaries, including the Guarantors, to make available for inspection during normal business hours all relevant information reasonably requested by such representatives for the Notice Holders, or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar "due diligence" examinations; provided, however, that such persons shall, at the Company's request, first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Shelf Registration Statement or the use of any Prospectus referred to in this Agreement), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement or is not otherwise under a duty of trust to the Company, and provided that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Notice Holders and the other parties entitled thereto by the counsel referred to in Section 5, and provided further that the foregoing inspection and information gathering shall be exercisable no more than one time in any 60 day period. Any person legally compelled to disclose any such confidential information made available for inspection shall provide the Company with prompt prior written notice of such requirement so that the Company may seek a protective order or other appropriate remedy.

      (k) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Shelf Registration Statement, which statements shall cover said 12-month periods.

      (l) Use their commercially reasonable efforts to cooperate with each Notice Holder or other Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities covered by a Shelf Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be in such denominations as are permitted by the Indenture and registered in such names as such Notice Holder or other Holder may request in writing at least two (2) Business Days prior to any sale of such Registrable Securities.

      (m) Provide a CUSIP number for all Registrable Securities covered by each Shelf Registration Statement not later than the effective date of such Shelf Registration Statement and provide the Trustee and the transfer agent for the Common Stock with certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.

      (n) Cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.

      (o) Upon (i) the filing of the Initial Registration Statement and (ii) the effectiveness of the Initial Registration Statement, announce the same, in each case by release to Reuters Economic Services and Bloomberg Business News.

      (p) Enter into such customary agreements and take all such other necessary actions in connection therewith (including those requested by the holders of a majority of the Registrable Securities) in order to expedite or facilitate disposition of such Registrable Securities.

      (q) Cause the Indenture to be qualified under the TIA not later than the effective date of any Shelf Registration Statement; and in connection therewith, cooperate with the Trustee to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use their commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner.

      Section 4. Holder's Obligations. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(d) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary in order to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

      Section 5. Registration Expenses. The Company and the Guarantors shall bear all fees and expenses incurred in connection with the performance by the Company and the Guarantors of their respective obligations under Section 2 and 3 of this Agreement whether or not any of the Shelf Registration Statements are declared effective. Such fees and expenses ("REGISTRATION EXPENSES") shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with federal and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of one counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as the Notice Holders of a majority of the Registrable Securities being sold pursuant to a Shelf Registration Statement may designate), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (iii) duplication and mailing expenses relating to copies of any Shelf Registration Statement or Prospectus delivered to any Holders hereunder, (iv) fees and disbursements of counsel for the Company and the Guarantors and the fees and disbursements of one counsel for the Holders in connection with the Shelf Registration Statement, (v) fees and disbursements of the Trustee and its counsel and of the registrar and transfer agent for the Common Stock and (vi) Securities Act liability insurance, if any, obtained by the Company and the Guarantors in their sole discretion. In addition, the Company and the Guarantors shall pay the internal expenses of the Company and the Guarantors (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing by the Company of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company or any of the Guarantors.

      Section 6. Indemnification; Contribution.

      (a) The Company and each of the Guarantors agree, jointly and severally, to indemnify, defend and hold harmless each Holder and each person who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "HOLDER INDEMNIFIED PARTY"), from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which such Holder Indemnified Party may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, damage, expense, liability or claim is caused by any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in any Shelf Registration Statement or in any amendment or supplement thereto or necessary to make the statements therein not misleading, or is caused by any omission or alleged omission to state a material fact necessary in order to make the statements made in any Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, in the light of the circumstances under which they were made, not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission of a material fact contained in, or omitted from, and in conformity with information furnished in writing by or on behalf of any Holder to the Company expressly for use therein.

      (b) Each Holder, severally and not jointly, agrees to indemnify, defend and hold harmless the Company and each Guarantor, and each of their respective directors and officers and any person who controls the Company or any such Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "COMPANY INDEMNIFIED PARTY") from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which such Company Indemnified Party may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, damage, expense, liability or claim is caused by any untrue statement or alleged untrue statement of a material fact contained in information furnished in writing by or on behalf of such Holder to the Company expressly for use in any Shelf Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or is caused by any omission or alleged omission to state a material fact required to be stated in any Shelf Registration Statement or in any amendment or supplement thereto or necessary to make the statements therein not misleading, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements in any Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, in the light of the circumstances under which they were made, not misleading, in connection with such information. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Shelf Registration Statement giving rise to such indemnification obligation.

      (c) If any action, suit or proceeding (each, a "PROCEEDING") is brought against any person in respect of which indemnity may be sought pursuant to either subsection (a) or (b) of this Section 6, such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing of the institution of such Proceeding and the Indemnifying Party shall assume the defense of such Proceeding; provided, however, that the omission to notify such Indemnifying Party shall not relieve such Indemnifying Party from any liability which it may have to such Indemnified Party or otherwise, except to the extent that it has been materially prejudiced by such failure. Such Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the employment of such counsel shall have been authorized in writing by such Indemnifying Party in connection with the defense of such Proceeding or such Indemnifying Party shall not have employed counsel to have charge of the defense of such Proceeding within 30 days of the receipt of notice thereof or such Indemnified Party shall have reasonably concluded upon the written advice of counsel that there may be one or more defenses available to it that are different from, additional to or in conflict with those available to such Indemnifying Party (in which case such Indemnifying

Party shall not have the right to direct that portion of the defense of such Proceeding on behalf of the Indemnified Party, but such Indemnifying Party may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Indemnifying Party), in any of which events such reasonable fees and expenses shall be borne by such Indemnifying Party and paid as incurred (it being understood, however, that such Indemnifying Party shall not be liable for the expenses of more than one separate counsel in any one Proceeding or series of related Proceedings together with reasonably necessary local counsel representing the Indemnified Parties who are parties to such action). An Indemnifying Party shall not be liable for any settlement of such Proceeding effected without the written consent of such Indemnifying Party, but if settled with the written consent of such Indemnifying Party, such Indemnifying Party agrees to indemnify and hold harmless an Indemnified Party from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse such Indemnified Party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then such Indemnifying Party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 Business Days after receipt by such Indemnifying Party of the aforesaid request, (ii) such Indemnifying Party shall not have reimbursed such Indemnified Party in accordance with such request prior to the date of such settlement and (iii) such Indemnified Party shall have given such Indemnifying Party at least 30 days' prior notice of its intention to settle. No Indemnifying Party shall, without the prior written consent of any Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such Indemnified Party.

      (d) If the indemnification provided for in this Section 6 is unavailable to an Indemnified Party under subsections (a) and (b) of this Section 6 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Holders on the other hand from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and of the Holders on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefit received by the

Company and the Guarantors shall be deemed to be equal to the total net proceeds from the initial placement pursuant to the Purchase Agreement (before deducting expenses) of the Registrable Securities to which such losses, claims, damages or liabilities relate. The relative benefit received by any Holder shall be deemed to be equal to the value of receiving registration rights under this Agreement for the Registrable Securities. The relative fault of the Company and the Guarantors on the one hand and of the Holders on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or any Guarantor or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to above shall be deemed to include any reasonable legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any Proceeding.

      (e) The Company, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 6, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by it were offered to the public exceeds the amount of any damages which it has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective amount of Registrable Securities they have sold pursuant to a Shelf Registration Statement, and not joint. The remedies provided for in this
Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

      (f) The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any person controlling any Holder, the Company, any Guarantor, the officers or directors of the Company or any Guarantor or any person controlling the Company or any Guarantor and (iii) the sale of any Registrable Security by any Holder.

      Section 7. Information Requirements. (a) The Company covenants that, if at any time before the end of the Effectiveness Period it is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder of Registrable Securities and take such further action as any Holder of Registrable

Securities may reasonably request in writing (including, without limitation, making such representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144, Rule 144A, Regulation S and Regulation D under the Securities Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such filing requirements, unless such a statement has been included in the Company's most recent report filed with the SEC pursuant to Section 13 or Section 15(d) of Exchange Act. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities (other than the Common Stock) under any section of the Exchange Act.

      (b) The Company and the Guarantors shall file the reports required to be filed by them under the Exchange Act and shall comply with all other requirements set forth in the instructions to Form S-3, as the case may be, in order to allow the Company and the Guarantors to be eligible to file registration statements on Form S-3.

      Section 8. Miscellaneous.

      (a) No Conflicting Agreements. None of the Company or any of the Guarantors is, as of the date hereof, a party to, nor shall any of them, on or after the date of this Agreement, enter into, any agreement with respect to their securities that conflicts with the rights granted to the Holders of Registrable Securities in this Agreement. The Company and the Guarantors represent and warrant that the rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with the rights granted to the holders of the securities of the Company or any of the Guarantors under any other agreements.

      (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Guarantors have obtained the written consent of Holders of a majority of the then outstanding Underlying Common Stock, if any constituting Registrable Securities (with Holders of Debentures deemed to be the Holders, for purposes of this Section, of the number of outstanding shares of Underlying Common Stock, if any, into which such Debentures are or would be convertible as of the date on which such consent is requested). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Shelf Registration Statement; provided that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this
Section 8(b), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

      (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery,
(ii) upon confirmation, if made by telecopier, (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

      (x) if to a Holder of Registrable Securities, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto;

      (y) if to the Company and the Guarantors, to:

          Genesis HealthCare Corporation
          101 East State Street
          Kennett Square, Pennsylvania 19348
          Attention: General Counsel
          Telecopy No.: (610) 444-6350

      (z) if to the Initial Purchasers, to:

          Wachovia Capital Markets, LLC
          301 South College Street, 4th Floor
          Charlotte, North Carolina 28288-0735
          Attention: Convertible Securities Syndication
          Telecopy No.: (704) 715-6099

or to such other address as such person may have furnished to the other persons identified in this Section 8(c) in writing in accordance herewith.

      (d) Approval of Holders. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or the Guarantors or any of their affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Initial Purchasers or subsequent Holders of Registrable Securities if such subsequent Holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

      (e) Successors and Assigns. Any person who purchases any Registrable Securities from the Initial Purchasers or any Holder shall be deemed, for purposes of this Agreement, to be an assignee of the Initial Purchasers or such Holder, as the case may be. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities.

      (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

      (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

      (i) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use its commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

      (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company and the Guarantors with respect to the Registrable Securities. Except as provided in the Purchase Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company and the Guarantors with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement.

      (k) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Section 4, 5 or 6 hereof and the obligations to make payments of and provide for Additional Amounts under Section 2(d) hereof to the extent such damages accrue prior to the end of the Effectiveness Period, each of which shall remain in effect in accordance with its terms.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                           THE COMPANY

                           GENESIS HEALTHCARE CORPORATION

                           By: /s/ James V. McKeon
                               -------------------------------------------------
                               Name:  James V. McKeon
                               Title: Chief Financial Officer

                           THE GUARANTORS

                           ACADEMY NURSING HOME, INC.

                           ADS APPLE VALLEY, INC.

                           ADS CONSULTING, INC.

                           ADS DANVERS ALF, INC.

                           ADS DARTMOUTH ALF, INC.

                           ADS HINGHAM ALF, INC.

                           ADS HINGHAM NURSING FACILITY, INC.

                           ADS HOME HEALTH, INC.

                           ADS MANAGEMENT, INC.

                           ADS PALM CHELMSFORD, INC.

                           ADS RECUPERATIVE CENTER, INC.

                           ADS RESERVOIR WALTHAM, INC.

                           ADS SENIOR HOUSING, INC.

                           ADS/MULTICARE, INC.

                           ANR, INC.

                           APPLE VALLEY OPERATING CORP.

                           APPLEWOOD HEALTH RESOURCES, INC.

                           ASL, INC.

                           ASSISTED LIVING ASSOCIATES OF BERKSHIRE, INC.

                           ASSISTED LIVING ASSOCIATES OF LEHIGH, INC.

                           ASSISTED LIVING ASSOCIATES OF SANATOGA, INC.

                           BERKS NURSING HOMES, INC.

                           BRIGHTWOOD PROPERTY, INC.

                           BRINTON MANOR, INC.

                           BURLINGTON WOODS CONVALESCENT CENTER,
                           INC.

                           CAREFLEET, INC.

                           CENTURY CARE MANAGEMENT, INC.

                           CHATEAU VILLAGE HEALTH RESOURCES, INC.

                           CHELTENHAM LTC MANAGEMENT, INC.

                           CHG INVESTMENT CORP., INC.

                           CHNR-I, INC.

                           COLONIAL HALL HEALTH RESOURCES, INC.

                           CONCORD HEALTH GROUP, INC.

                           CONCORD SERVICE CORPORATION

                           CRESTVIEW CONVALESCENT HOME, INC.

                           CRESTVIEW NORTH, INC.

                           CRYSTAL CITY NURSING CENTER, INC.

                           CVNR, INC.

                           DAWN VIEW MANOR, INC.

                           DELM NURSING, INC.

                           DIANE MORGAN AND ASSOCIATES, INC.

                           DOVER HEALTHCARE ASSOCIATES, INC.

                           EIDOS, INC.

                           ELDERCARE RESOURCES CORP.

                           ELMWOOD HEALTH RESOURCES, INC.

                           ENCARE OF PENNYPACK, INC.

                           ENCARE OF QUAKERTOWN, INC.

                           ENCARE OF WYNCOTE, INC.

                           ENR, INC.

                           GENESIS ELDERCARE CENTERS - BELVEDERE, INC.

                           GENESIS ELDERCARE CENTERS - CHAPEL MANOR, INC.

                           GENESIS ELDERCARE CENTERS-HARSTON, INC.

                           GENESIS ELDERCARE CENTERS - PENNSBURG, INC.

                           GENESIS ELDERCARE CORP.

                           GENESIS ELDERCARE DIAGNOSTIC SERVICES, INC.

                           GENESIS ELDERCARE HOME CARE SERVICES, INC.

                           GENESIS ELDERCARE HOSPITALITY SERVICES, INC.

                           GENESIS ELDERCARE LIVING FACILITIES, INC.

                           GENESIS ELDERCARE NATIONAL CENTERS, INC.

                           GENESIS ELDERCARE NETWORK SERVICES OF MASSACHUSETTS, INC.

                           GENESIS ELDERCARE NETWORK SERVICES, INC.

                           GENESIS ELDERCARE PARTNERSHIP CENTERS, INC.

                           GENESIS ELDERCARE PHYSICIAN SERVICES, INC.

                           GENESIS ELDERCARE PROPERTIES, INC.

                           GENESIS ELDERCARE REHABILITATION SERVICES, INC.

                           GENESIS ELDERCARE STAFFING SERVICES, INC.

                           GENESIS ELDERCARE TRANSPORTATION SERVICES, INC.

                           GENESIS HEALTH VENTURES OF ARLINGTON, INC.

                           GENESIS HEALTH VENTURES OF BLOOMFIELD, INC.

                           GENESIS HEALTH VENTURES OF CLARKS SUMMIT, INC.

                           GENESIS HEALTH VENTURES OF INDIANA, INC.

                           GENESIS HEALTH VENTURES OF LANHAM, INC.

                           GENESIS HEALTH VENTURES OF MASSACHUSETTS, INC.

                           GENESIS HEALTH VENTURES OF NAUGATUCK, INC.

                           GENESIS HEALTH VENTURES OF NEW GARDEN, INC.

                           GENESIS HEALTH VENTURES OF POINT PLEASANT, INC.

                           GENESIS HEALTH VENTURES OF SALISBURY, INC.

                           GENESIS HEALTH VENTURES OF WAYNE, INC.

                           GENESIS HEALTH VENTURES OF WEST VIRGINIA, INC.

                           GENESIS HEALTH VENTURES OF WILKES-BARRE, INC.

                           GENESIS HEALTH VENTURES OF WINDSOR, INC.

                           GENESIS HEALTHCARE CENTERS HOLDINGS, INC.

                           GENESIS HEALTHCARE HOLDING COMPANY I, INC.

                           GENESIS HEALTHCARE HOLDING COMPANY II, INC.

                           GENESIS IMMEDIATE MED CENTER, INC.

                           GENESIS OF PALISADO AVENUE, INC.

                           GENESIS PROPERTIES OF DELAWARE CORPORATION

                           GENESIS SELECTCARE CORP.

                           GENESIS/VNA PARTNERSHIP HOLDING COMPANY, INC.

                           GERIATRIC & MEDICAL COMPANIES, INC.

                           GERIATRIC AND MEDICAL INVESTMENTS CORPORATION

                           GERIATRIC AND MEDICAL SERVICES, INC.

                           GERI-MED CORP.

                           GLENMARK ASSOCIATES - DAWN VIEW MANOR, INC.

                           GLENMARK ASSOCIATES, INC.

                           GLENMARK PROPERTIES, INC.

                           GMA-BRIGHTWOOD, INC.

                           GMA CONSTRUCTION, INC.

                           GMA-MADISON, INC.

                           GMA - UNIONTOWN, INC.

                           GMA PARTNERSHIP HOLDING COMPANY, INC.

                           GMC LEASING CORPORATION

                           GMC-LTC MANAGEMENT, INC.

                           GMS INSURANCE SERVICES, INC.

                           GOVERNOR'S HOUSE NURSING HOME, INC.

                           HEALTH RESOURCES OF ACADEMY MANOR, INC.

                           HEALTH RESOURCES OF BOARDMAN, INC.

                           HEALTH RESOURCES OF BROOKLYN, INC.

                           HEALTH RESOURCES OF CEDAR GROVE, INC.

                           HEALTH RESOURCES OF CINNAMINSON, INC.

                           HEALTH RESOURCES OF COLCHESTER, INC.

                           HEALTH RESOURCES OF COLUMBUS, INC.

                           HEALTH RESOURCES OF CUMBERLAND, INC.

                           HEALTH RESOURCES OF ENGLEWOOD, INC.

                           HEALTH RESOURCES OF EWING, INC.

                           HEALTH RESOURCES OF FARMINGTON, INC.

                           HEALTH RESOURCES OF GARDNER, INC.

                           HEALTH RESOURCES OF GLASTONBURY, INC.

                           HEALTH RESOURCES OF GROTON, INC.

                           HEALTH RESOURCES OF LAKEVIEW, INC.

                           HEALTH RESOURCES OF LEMONT, INC.

                           HEALTH RESOURCES OF MARCELLA, INC.

                           HEALTH RESOURCES OF MIDDLETOWN (RI), INC.

                           HEALTH RESOURCES OF MORRISTOWN, INC.

                           HEALTH RESOURCES OF NORTH ANDOVER, INC.

                           HEALTH RESOURCES OF ROCKVILLE, INC.

                           HEALTH RESOURCES OF TROY HILLS, INC.

                           HEALTH RESOURCES OF WALLINGFORD, INC.

                           HEALTH RESOURCES OF WARWICK, INC.

                           HEALTH RESOURCES OF WESTWOOD, INC.

                           HEALTHCARE RESOURCES CORP.

                           HELSTAT, INC.

                           HILLTOP HEALTH CARE CENTER, INC.

                           HMNH REALTY, INC.

                           HNCA, INC.

                           HORIZON ASSOCIATES, INC.

                           HORIZON MOBILE, INC.

                           HORIZON REHABILITATION, INC.

                           HR OF CHARLESTON, INC.

                           HRWV HUNTINGTON, INC.

                           INNOVATIVE HEALTH CARE MARKETING, INC.

                           KEYSTONE NURSING HOME, INC.

                           KNOLLWOOD MANOR, INC.

                           KNOLLWOOD NURSING HOME, INC.

                           LAKE MANOR, INC.

                           LAKEWOOD HEALTH RESOURCES, INC.

                           LAUREL HEALTH RESOURCES, INC.

                           LEHIGH NURSING HOMES, INC.

                           LIFE SUPPORT MEDICAL EQUIPMENT, INC.

                           LIFE SUPPORT MEDICAL, INC.

                           LRC HOLDING COMPANY, INC.

                           LWNR, INC.

                           MABRI CONVALESCENT CENTER, INC.

                           MANOR MANAGEMENT CORP. OF GEORGIAN MANOR, INC.

                           MARLINTON ASSOCIATES, INC.

                           MARLINTON PARTNERSHIP HOLDING COMPANY, INC.

                           MCKERLEY HEALTH CARE CENTER-CONCORD, INC.

                           MCKERLEY HEALTH CARE CENTERS, INC.

                           MERIDIAN HEALTH, INC.

                           MERIDIAN HEALTHCARE INVESTMENTS, INC.

                           MERIDIAN HEALTHCARE, INC.

                           MHNR, INC.

                           MNR, INC.

                           MONTGOMERY NURSING HOMES, INC.

                           MULTICARE AMC, INC.

                           NURSING AND RETIREMENT CENTER OF THE ANDOVERS, INC.

                           OAK HILL HEALTH CARE CENTER, INC.

                           PHC OPERATING CORP.

                           PHILADELPHIA AVENUE CORPORATION

                           POCAHONTAS CONTINUOUS CARE CENTER, INC.

                           PRESCOTT NURSING HOME, INC.

                           PROSPECT PARK LTC MANAGEMENT, INC.

                           PROVIDENCE FUNDING CORPORATION

                           PROVIDENCE HEALTH CARE, INC.

                           REST HAVEN NURSING HOME, INC.

                           RHS MEMBERSHIP INTEREST HOLDING COMPANY

                           RIDGELAND HEALTH RESOURCES, INC.

                           RIVERSHORES HEALTH RESOURCES, INC.

                           RLNR, INC.

                           ROSE HEALTHCARE, INC.

                           ROSE VIEW MANOR, INC.

                           RSNR, INC.

                           RVNR, INC.

                           S. T. B. INVESTORS, LTD.

                           SCHUYLKILL NURSING HOMES, INC.

                           SENIOR LIVING VENTURES, INC.

                           SENIOR SOURCE, INC.

                           SNOW VALLEY HEALTH RESOURCES, INC.

                           SOLOMONT FAMILY MEDFORD VENTURE, INC.

                           STAFFORD CONVALESCENT CENTER, INC.

                           STATE STREET ASSOCIATES, INC.

                           SVNR, INC.

                           THE ADS GROUP, INC.

                           THE APPLE VALLEY PARTNERSHIP HOLDING COMPANY, INC.

                           THE HOUSE OF CAMPBELL, INC.

                           THE MULTICARE COMPANIES, INC.

                           THE SARAH BRAYTON PARTNERSHIP HOLDING COMPANY, INC.

                           THE SOMERSET PARTNERSHIP HOLDING COMPANY, INC.

                           TMC ACQUISITION CORP.

                           TRI STATE MOBILE MEDICAL SERVICES, INC.

                           VALLEY MEDICAL SERVICES, INC.

                           VALLEY TRANSPORT AMBULANCE SERVICE, INC.

                           VERSALINK, INC.

                           VILLAS REALTY & INVESTMENTS, INC.

                           WALNUT LTC MANAGEMENT, INC.

                           WAYSIDE NURSING HOME, INC.

                           WEISENFLUH AMBULANCE SERVICE, INC.

                           WEST PHILA. LTC MANAGEMENT, INC.

                           WESTFORD NURSING AND RETIREMENT CENTER, INC.

                           WILLOW MANOR NURSING HOME, INC.

                           WYNCOTE HEALTHCARE CORP.

                           YE OLDE AMBULANCE COMPANY, INC.

                           YORK LTC MANAGEMENT, INC.

                           By: /s/ James V. McKeon
                               -------------------------------------------------
                               Name:  James V. McKeon
                               Title: Chief Financial Officer of each of
                                      the foregoing entities

                           ADS APPLE VALLEY LIMITED PARTNERSHIP
                                By: ADS Apple Valley, Inc., its general partner

                           ADS HINGHAM LIMITED PARTNERSHIP
                                By: ADS Hingham Nursing Facility, Inc., its
                                    general partner

                           ADS RECUPERATIVE CENTER LIMITED PARTNERSHIP
                                By: ADS Recuperative Center, Inc., its general
                                    partner

                           BREVARD MERIDIAN LIMITED PARTNERSHIP
                                By: Meridian Healthcare, Inc., its general
                                    partner

                           CARE HAVEN ASSOCIATES LIMITED PARTNERSHIP
                                By: Glenmark Associates, Inc., its general
                                    partner

                           CATONSVILLE MERIDIAN LIMITED PARTNERSHIP
                                By: Meridian Healthcare, Inc. and Meridian
                                    Health, Inc., its general partners

                           CUMBERLAND ASSOCIATES OF RHODE ISLAND, L.P.
                                By: Health Resources of Cumberland, Inc., its
                                    general partner

                           EASTON MERIDIAN LIMITED PARTNERSHIP
                                By: Meridian Healthcare, Inc. and Meridian
                                    Health, Inc., its general partners

                           EDELLA STREET ASSOCIATES
                                By: Genesis Health Ventures of Clarks Summit,
                                    Inc., its general partner

                           GENESIS ELDERCARE CENTERS I, L.P.
                                By: Genesis Eldercare Partnership Centers, Inc.,
                                    its general partner

                           GENESIS ELDERCARE CENTERS II, L.P.
                                By: Genesis Eldercare Partnership Centers,
                                    Inc., its general partner

                           GENESIS ELDERCARE CENTERS III, L.P.
                                By: Genesis Eldercare Partnership Centers,
                                    Inc., its general partner

                           GENESIS HEALTH VENTURES OF WEST VIRGINIA, LIMITED
                                PARTNERSHIP
                                By: Genesis ElderCare Network Services, Inc.
                                    and Genesis ElderCare Rehabilitation
                                    Services, Inc., its general partners

                           GENESIS PROPERTIES LIMITED PARTNERSHIP
                                By: Genesis Health Ventures of Arlington, Inc.,
                                    its general partner

                           GENESIS PROPERTIES OF DELAWARE LTD. PARTNERSHIP, L.P.
                                By: Genesis Properties of Delaware Corporation,
                                    its general partner

                           GLENMARK PROPERTIES I, LIMITED PARTNERSHIP
                                By: Glenmark Associates, Inc., its general
                                    partner

                           GREENSPRING MERIDIAN LIMITED PARTNERSHIP
                                By: Meridian Healthcare, Inc., its general
                                    partner

                           GROTON ASSOCIATES OF CONNECTICUT, L.P.
                                By: Health Resources of Groton, Inc., its
                                    general partner

                           HAMMONDS LANE MERIDIAN LIMITED PARTNERSHIP
                                By: Meridian Healthcare, Inc. and Meridian
                                    Health, Inc., its general partners

                           LAKE WASHINGTON, LTD.
                                By: Lake Manor, Inc., its general partner

                           MCKERLEY HEALTH CARE CENTER-CONCORD LIMITED
                                PARTNERSHIP
                                By: McKerley Health Care Center-Concord, Inc.,
                                    its general partner

                           MERIDIAN/CONSTELLATION LIMITED PARTNERSHIP
                                By: Meridian Healthcare, Inc., its general
                                    partner

                           MERIDIAN EDGEWOOD LIMITED PARTNERSHIP
                                By: Meridian Healthcare, Inc., its general
                                    partner

                           MERIDIAN PERRING LIMITED PARTNERSHIP
                                By: Meridian Healthcare, Inc., its general
                                    partner

                           MERIDIAN VALLEY LIMITED PARTNERSHIP
                                By: Meridian Healthcare, Inc., its general
                                    partner

                           MERIDIAN VALLEY VIEW LIMITED PARTNERSHIP
                                By: Meridian Healthcare, Inc., its general
                                    partner

                           MIDDLETOWN (RI) ASSOCIATES OF RHODE ISLAND, L.P.
                                By: Health Resources of Middletown (RI), Inc.,
                                    its general partner

                           MILLVILLE MERIDIAN LIMITED PARTNERSHIP
                                By: Meridian Healthcare, Inc., its general
                                    partner

                           NORTH CAPE CONVALESCENT CENTER ASSOCIATES, L.P.
                                By: Geriatric and Medical Services, Inc., its
                                    general partner

                           PHILADELPHIA AVENUE ASSOCIATES
                                By: Philadelphia Avenue Corporation, its
                                    general partner

                           POINT PLEASANT HAVEN LIMITED PARTNERSHIP
                                By: Glenmark Associates, Inc. and GMA
                                    Partnership Holding Company, Inc., its
                                    general partners

                           RALEIGH MANOR LIMITED PARTNERSHIP
                                By: Glenmark Associates, Inc., its general
                                    partner

                           RIVER STREET ASSOCIATES
                                By: Genesis Health Ventures of Wilkes-Barre,
                                    Inc., its general partner

                           ROMNEY HEALTH CARE CENTER, LTD., LIMITED PARTNERSHIP
                                By: Glenmark Associates, Inc., its general
                                    partner

                           SEMINOLE MERIDIAN LIMITED PARTNERSHIP
                                By: Meridian Health, Inc., its general partner

                           SISTERVILLE HAVEN LIMITED PARTNERSHIP
                                By: Glenmark Associates, Inc., its general
                                    partner

                           STAFFORD ASSOCIATES OF N.J., L.P.
                                By: Southern Ocean GP, LLC, its general partner

                           STATE STREET ASSOCIATES, L.P.
                                By: State Street Associates, Inc., its general
                                    partner

                           TEAYS VALLEY HAVEN LIMITED PARTNERSHIP
                                By: Glenmark Associates, Inc., its general
                                    partner

                           THE APPLE VALLEY LIMITED PARTNERSHIP
                                By: The Apple Valley Partnership Holding
                                    Company, Inc. and Apple Valley Operating
                                    Corp., its general partners

                           THE STRAUS GROUP-HOPKINS HOUSE, L.P.
                                By: Encare of Wyncote, Inc., its general
                                partner

                           THE STRAUS GROUP-QUAKERTOWN MANOR, L.P.
                                By: Encare of Quakertown, Inc., its general
                                    partner

                           THERAPY CARE SYSTEMS, L.P.
                                By: Genesis ElderCare Rehabilitation Services,
                                    Inc., its general partner

                           VOLUSIA MERIDIAN LIMITED PARTNERSHIP
                                By: Meridian Health, Inc., its general partner

                           WALLINGFORD ASSOCIATES OF CONNECTICUT, L.P.
                                By: Health Resources of Wallingford, Inc., its
                                    general partner

                           WARWICK ASSOCIATES OF RHODE ISLAND, L.P.
                                By: Health Resources of Warwick, Inc., its
                                    general partner

                           WESTFORD NURSING AND RETIREMENT CENTER, LIMITED
                                PARTNERSHIP
                                By: Westford Nursing and Retirement Center,
                                Inc., its general partner

                           By: /s/ James V. McKeon
                               -------------------------------------------------
                               Name:  James V. McKeon
                               Title: Chief Financial Officer of the respective
                                      general partners of each of the foregoing
                                      entities

                           HOLLY MANOR ASSOCIATES OF NEW JERSEY, L.P.
                                By: Encare of Mendham, L.L.C., its general
                                partner

                           MERCERVILLE ASSOCIATES OF NEW JERSEY, L.P.
                                By: Breyut Convalescent Center, L.L.C., its
                                general partner

                           POMPTON ASSOCIATES, L.P.
                                By: Pompton Care, L.L.C., its general partner

                           THE STRAUS GROUP-OLD BRIDGE, L.P.
                                By: Health Resources of Emery, L.L.C., its
                                general partner

                           THE STRAUS GROUP-RIDGEWOOD, L.P.
                                By: Health Resources of Ridgewood, L.L.C., its
                                    general partner

                           By: Century Care Management, Inc., the manager of
                                the respective general partners of each of the foregoing entities

                           By: /s/ James V. McKeon
                               -------------------------------------------------
                               Name:  James V. McKeon
                               Title: Chief Financial Officer

                           SOMERSET RIDGE LIMITED PARTNERSHIP
                            By: Somerset Ridge LLC, its general partner
                                By: Somerset Ridge General Partnership, its
                                Manager
                                By: Solomont Family Fall River Venture, Inc., its general partner

                           By: /s/ James V. McKeon
                               -------------------------------------------------
                               Name:  James V. McKeon
                               Title: Chief Financial Officer

                           ARCADIA ASSOCIATES
                                By: ADS/Multicare, Inc., its managing partner

                                By: /s/ James V. McKeon
                                    --------------------------------------------
                                    Name:  James V. McKeon
                                    Title: Chief Financial Officer

                           MCKERLEY HEALTH FACILITIES
                                By: Meridian Healthcare, Inc. and Meridian
                                    Health, Inc., its partners

                                By: /s/ James V. McKeon
                                    --------------------------------------------
                                    Name:  James V. McKeon
                                    Title: Chief Financial Officer

                           SARAH BRAYTON GENERAL PARTNERSHIP

                            By: ADS Multicare Inc. and The Sarah Brayton
                                Partnership Holding Company, Inc., its general partners

                            By: /s/ James V. McKeon
                                ------------------------------------------------
                                Name:  James V. McKeon
                                Title: Chief Financial Officer

                           SOMERSET RIDGE GENERAL PARTNERSHIP

                            By: Solomont Family Fall River Venture, Inc. and The Somerset Partnership Holding Company, Inc., its general partners

                           By: /s/ James V. McKeon
                               -------------------------------------------------
                               Name:  James V. McKeon
                               Title: Chief Financial Officer

                           BREYUT CONVALESCENT CENTER, L.L.C.

                           ENCARE OF MENDHAM, L.L.C.

                           HEALTH RESOURCES OF BRIDGETON, L.L.C.

                           HEALTH RESOURCES OF CINNAMINSON, L.L.C.

                           HEALTH RESOURCES OF CRANBURY, L.L.C.

                           HEALTH RESOURCES OF EATONTOWN, L.L.C.

                           HEALTH RESOURCES OF EMERY, L.L.C.

                           HEALTH RESOURCES OF ENGLEWOOD, L.L.C.

                           HEALTH RESOURCES OF EWING, L.L.C.

                           HEALTH RESOURCES OF FAIR LAWN, L.L.C.

                           HEALTH RESOURCES OF JACKSON, L.L.C.

                           HEALTH RESOURCES OF RIDGEWOOD, L.L.C.

                           HEALTH RESOURCES OF SOUTH BRUNSWICK, L.L.C.

                           HEALTH RESOURCES OF WEST ORANGE, L.L.C.

                           POMPTON CARE, L.L.C.

                           ROEPHEL CONVALESCENT CENTER, L.L.C.

                           By: Century Care Management, Inc., the manager of
                               each of the foregoing entities

                           By: /s/ James V. McKeon
                               -------------------------------------------------
                               Name:  James V. McKeon
                               Title: Chief Financial Officer

                           GENESIS-GEORGETOWN SNF/JV, LLC

                           GLENMARK LIMITED LIABILITY COMPANY I

                           MILFORD ALF, LLC

                           RESPIRATORY HEALTH SERVICES LLC

                           RIVERVIEW RIDGE LIMITED LIABILITY COMPANY

                           SOUTHERN OCEAN GP, L.L.C.

                           By: /s/ James V. McKeon
                               -------------------------------------------------
                               Name:  James V. McKeon
                               Title: Chief Financial Officer

                           SOMERSET RIDGE L.L.C.

                           By: Somerset Ridge General Partnership, its Manager
                                By: Solomont Family Fall River Venture, Inc.,
                                    its general partner

                                By: The Somerset Partnership Holding Company,
                                    Inc., its general partner

                                By: /s/ James V. McKeon
                                    --------------------------------------------
                                    Name:  James V. McKeon
                                    Title:  Chief Financial Officer

Confirmed and accepted as of the date first above written on behalf of themselves and the several Initial Purchasers

WACHOVIA CAPITAL MARKETS, LLC

By: /s/ Mary Louise Guttman
    -----------------------------------------------------
    Name:  Mary Louise Guttman
    Title: Senior Vice President